UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 26, 2005

iVOW, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-22743	94-3184035
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2101 Faraday Avenue, Carlsbad, California 92008

(Address of principal executive offices, with zip code)

(760) 603-9120

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              Entry Into Material Definitive Agreement.

On April 26, 2005, iVow, Inc. (the “Company”) signed a three year Administrative Services Agreement with Lenox Hill Hospital and the Manhattan Minimally Invasive Bariatric Surgical PC to provide services for the administration and evolution of their bariatric surgical practice into an obesity disease management program. The program will provide services to assist clients to transition from obesity to wellness. The Agreement runs through April 2008. The program will be located in the Bloomberg building at 59th and Park Ave. in New York City and be named the iVOW Center at Lenox Hill Hospital.

A press release describing the Agreement was issued on April 26, 2005 and is attached hereto as Exhibit 99.1 and is hereby incorporated by reference in its entirety.

Item 9.01.              Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits

Exhibit No.	Description

99.1	Press Release, dated April 26, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTA MEDICAL TECHNOLOGIES, INC.

Date: April 28, 2005	By:	/s/ Michael H. Owens
Michael H. Owens
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated April 26, 2005